Cost of sales (Details) - USD ($) $ in Millions		6 Months Ended		12 Months Ended
		Jun. 30, 2023	Jun. 30, 2022	Dec. 31, 2022
Cost of Sales [Abstract]
Cash operating costs		$ 1,316	$ 1,205	$ 2,554
Royalties		91	88	185
Other cash costs		9	7	14
Total cash costs		1,416	1,300	2,753
Retrenchment costs		2	4	6
Rehabilitation and other non-cash costs		13	(4)	0
Amortisation of tangible assets		261	245	555
Amortisation of right of use assets		39	41	81
Amortisation of intangible assets		0	1	1
Inventory change		18	8	(30)
Cost of sales	[1]	1,749	$ 1,595	$ 3,366
Increase in cash operating costs		$ 111

[1]	Comparative periods have been retrospectively restated, where indicated, due to the prior period error in the calculation of a net deferred tax asset with respect to the Obuasi mine. Other errors have also been retrospectively restated. Refer to note 1.1.